UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 5, 2020
_____________________________________________
ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
_____________________________________________
Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 6, 2020, Envista Holdings Corporation (the “Company”) and certain of its material subsidiaries, as guarantors, entered into an amendment (the “Amendment”) to its credit agreement dated as of September 20, 2019 (the “Credit Agreement,” and as amended by the Amendment, the “Amended Credit Agreement”) with a syndicate of banks, including Bank of America, N.A. as administrative agent (the “Administrative Agent”) that, among other changes, waives the quarterly-tested maximum consolidated leverage covenant and reduces the minimum interest coverage ratio from 3.00 to 1.00 to 2.00 to 1.00 through and including the first quarter of 2021.  The Company will be required to maintain a monthly-tested minimum consolidated liquidity of at least $125 million during the period that the Amended Credit Agreement is in effect.  All terms of the Amended Credit Agreement revert back to the original terms of the Credit Agreement as soon as the Company submits a compliance certificate for any quarter ending on or after March 31, 2021 evidencing (a) the Consolidated Leverage Ratio (as defined in the Amended Credit Agreement) is not greater than 3.75 to 1.00, (b) the Consolidated Interest Coverage Ratio (as defined in the Amended Credit Agreement) is not less than 3.00 to 1.00 and (c) no Default or Event of Default (each as defined in the Amended Credit Agreement) shall have occurred and be continuing (the “Covenant Compliance Restoration Date”).  The Company paid fees aggregating approximately $3 million in connection with the Amendment.

The Amended Credit Agreement is guaranteed by all of the Company’s wholly-owned material subsidiaries, subject to certain exceptions.  In connection with entering into the Amendment, the Company and the various wholly-owned subsidiaries that have guaranteed the Company’s obligations under the Amended Credit Agreement entered into (i) a Security Agreement with the Administrative Agent dated as of May 6, 2020 (the “Security Agreement”) and (ii) a Pledge Agreement with the Administrative Agent dated as of May 6, 2020 (the “Pledge Agreement”) for the purpose of securing the payment of the Company’s obligations under the Amended Credit Agreement. Pursuant to the Security Agreement and the Pledge Agreement, subject to various exceptions, the Credit Agreement is secured by substantially all of the Company’s assets and those of each guarantor, including, but not limited to (a) perfected first-priority security interests in substantially all of the Company’s tangible and intangible assets and those of each guarantor and (b) a perfected first-priority pledge of all of the capital stock held by the Company or any guarantor of each existing or subsequently acquired or organized wholly-owned restricted subsidiary (no more than 65% of the voting stock of any foreign subsidiary).

The Amended Credit Agreement contains customary representations and warranties, affirmative covenants, negative covenants and events of default. Negative covenants include, among others, limitations on liens, indebtedness, dividends, asset sales, investments and acquisitions.

The Amendment increases the interest and fees payable under the Credit Agreement from the effective date of the Amendment until the first business day following the Covenant Compliance Restoration Date.  Interest and fees under the Amended Credit Agreement accrues (x) in the case of the Revolving Credit Facility, 0.50% per annum for the Facility Fee, 3.00% per annum for Eurocurrency Loans and the Letter of Credit Fee and 2.00% per annum for Base Rate Loans, (y) in the case of the USD Term Facility, 3.50% per annum for Eurocurrency Loans and 2.50% per annum for Base Rate Loans and (z) in the case of the EUR Term Facility, 3.325% per annum (each as defined in the Amended Credit Agreement).

Substantially all of the terms of the Amended Credit Agreement revert back to the original terms of the Credit Agreement upon achievement of the Covenant Compliance Restoration Date. In connection with reverting such terms, all security interests granted to the lenders will be released.

The foregoing is a summary description of certain terms of the Amended Credit Agreement and does not purport to be complete, and it is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the Security Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the Pledge Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 5, 2020, Hans Geiselhöringer, Senior Vice President of the Company, notified the Company that he will leave the Company effective July 1, 2020.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 1 to Credit Agreement, dated as of May 6, 2020, by and among Envista Holdings Corporation, each Guarantor party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, and the other Lenders party thereto.

10.2
Security Agreement, dated as of May 6, 2020, among Envista Holdings Corporation, certain other parties identified as “grantors” on the signature pages thereto and Bank of America, N.A., in its capacity as Administrative Agent.

10.3
Pledge Agreement, dated as of May 6, 2020, among Envista Holdings Corporation, certain other parties identified as “pledgors” on the signature pages thereto and Bank of America, N.A., in its capacity as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: May 11, 2020	By:	/s/ Howard H. Yu
Howard H. Yu
Senior Vice President and Chief Financial Officer